©2026 FHLB Cincinnati. All rights reserved. Welcome 2026 FHLB Cincinnati Annual Stockholder Meeting May 6, 2026

©2026 FHLB Cincinnati. All rights reserved. Disclaimer This presentation may contain forward-looking statements that are subject to risks and uncertainties that could affect the FHLB’s financial condition and results of operations. These include, but are not limited to, the effects of economic and financial conditions, legislative or regulatory developments concerning the FHLB System, financial pressures affecting other FHLBanks, competitive forces, and other risks detailed from time to time in the FHLB’s annual report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the FHLB undertakes no obligation to update or correct any such statements. 1

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Funding the Future Michael P. Pell Chair, FHLB Cincinnati Board of Directors

©2026 FHLB Cincinnati. All rights reserved. FHLB Board: Fifth District Members Focus • Board Governance & Oversight • Membership Value • Programs • Operations • Performance • Council of FHLBanks Advocacy • Directors’ Conference May 11-13 • The MINT Act of 2026 • Executive Order, Promoting Access to Mortgage Credit 3

©2026 FHLB Cincinnati. All rights reserved. FHLB Board: Committed to Housing & Community Investment • Affordable Housing Program & Welcome Home Program • Community Investment Program • Economic Development Program • Voluntary Programs 4

©2026 FHLB Cincinnati. All rights reserved. Looking Forward: The 2026 Director Election • The Bank’s third-party vendor, Survey & Ballot Systems (SBS), will email your designated Primary Contact with your unique credentials and a link to your online nominating ballot and election materials on or about June 8. • Director Election electronic voting information will also be communicated through a Member NewsLine and to your Members Only inbox. • If you have questions, contact Melissa Dallas or Kevin Hanrahan at DirectorElection2026@fhlbcin.com. 7

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Well-Positioned to Serve Members • Reliable Source of Liquidity • Mortgage Purchase Program • Affordable Housing Program/Welcome Home • Community Investment Cash Advances • Voluntary Programs 8

©2026 FHLB Cincinnati. All rights reserved. Advancing Together: The FHLB And Our Members Andrew Howell President and CEO, FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. Advancing Together: The FHLB And Our Members • FHLB Operating Environment • Business Activity and Earnings Performance • Reliable in stressed environments as a trusted “first responder” • Here for members in all environments as a stable provider of liquidity, longer term and general balance sheet funding needs • Looking Forward – 2026 and beyond 10

©2026 FHLB Cincinnati. All rights reserved. FHLB Operating Environment 11 Board & Staff: Value Delivery Funding Environment • Loan & Deposit Trends • Liquidity Needs Regulators • FHFA • FDIC, NCUA, NAIC • State Insurance Commissioners Investors/Capital Markets • Consolidated Obligations • Derivative Instruments Legislators • U.S. Congress • State Legislatures Economic Factors Housing Finance Industry Member Institutions • Member Composition Changes • Risk Management Needs Value Delivered Through: • Member Funding • Loan Purchases • Affordable Housing • Jobs • Community Support • Dividends

©2026 FHLB Cincinnati. All rights reserved. FHLBanks Operational Structure 12

©2026 FHLB Cincinnati. All rights reserved. Recent Analysis of FHLBanks • Congressional Budget Office – March 2024 • FHLBanks will receive estimated $6.9 Billion net subsidy available to members in 2024 (plausible range of $5.3 - $8.5 Billion) • Implied guarantee of FHLB debt, reducing borrowing costs – $6.3 Billion (est.) • Regulatory and income tax exemptions – $0.9 Billion (est.) • Minus FHLB’s affordable housing payments – $0.4 Billion • Most of subsidy likely passed through to Members in the form of lower cost Advances and dividends • Uncertain how much of that subsidy is then passed through to borrowers • Urban Institute – Phase I - December 2025 • FHLBanks substantially enhance overall financial stability of members • FHLBanks generated $13.2 – $21.4 Billion annual economic value by reducing the risk of systemic crisis • 2-3x larger than CBO estimate of subsidies received 13

©2026 FHLB Cincinnati. All rights reserved. Recent Analysis of FHLBanks (cont.) • Urban Institute – Phase II - January 2026 • Advances expanded total lending by $1.8 Trillion • Led to ~ $850 Billion in additional real estate lending • $100 increase in Advances $38 increase in total lending and $22 increase in mortgage originations • Smaller Institutions benefit the most from Advances • Community and Small Business Lending Increased • Urban Institute – Phase III – May 2026 • Study finds the FHLB System deployed $147.2 Billion in targeted housing and community development funding over the last decade • Targeted mission activities generated an estimated $47.08 Billion in economic impact between 2015-2024 • Programs exceed statutory spending and income targeting requirements • Voluntary Programs offer flexibility and address gaps that statutory programs cannot fill • Government Accountability Office (GAO) – December 2025 • FHLBanks provide reliable and consistent funding throughout the financial cycle • FHLBanks play a key role in the health of small banks • Higher FHLBanks borrowing associated with positive outcomes 14

©2026 FHLB Cincinnati. All rights reserved. The Base of Business Remains Stable in the Fifth District 15 $1,531 $1,548 $1,579 $1,715 $1,946 $2,133 $2,185 $2,334 $2,440 $2,537 687 660 646 640 628 618 616 609 605 599 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 580 600 620 640 660 680 700 720 740 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Member Assets ($ Billions)* Number of Member Stockholders at Year-End Member Assets ($B) # Members Source: S&P Market Intelligence; current membership; * assets exclude JPMorgan Chase Avg. member size: $2.2 billion Avg. member size: $4.2 billion

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Members by Asset Size 16 501 79 7 6 6 Less than $1.541 Billion* $1.541 - $10 Billion $10 - $50 Billion $50 - $100 Billion >$100 Billion Number of Members Source: FHLB Cincinnati * 2026 FHFA Community Financial Institution Average Total Asset Cap - $1.541 Billion

©2026 FHLB Cincinnati. All rights reserved. Total Membership Assets By District – 12/31/25 17 $6.26 $2.40 $2.22 $6.35 $2.30 $5.19 $1.62 $6.19 $2.18 $1.26 $1.08 $3.61 $2.04 $2.22 $2.54 $2.30 $3.43 $1.62 $3.09 $2.18 $1.26 $1.08 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Atlanta Boston Chicago Cincinnati Dallas Des Moines Indianapolis New York Pittsburgh San Francisco Topeka Total Assets in Trillions Including G-SIBs Without G-SIBs Source S&P Market Intelligence; Financial Stability Board 2025 G-SIBs Name District JP Morgan Chase Cincinnati Bank of America Atlanta Citigroup New York Goldman Sachs New York Bank of New York Mellon New York Morgan Stanley New York State Street Boston Wells Fargo Des Moines

©2026 FHLB Cincinnati. All rights reserved. Membership Composition by District – 12/31/25 18 452 174 455 385 566 872 160 156 160 133 526 250 158 101 149 136 275 146 108 71 159 91 62 85 72 58 68 75 43 57 48 24 30 17 2 9 7 9 7 5 9 3 11 4 0 200 400 600 800 1,000 1,200 1,400 Atlanta Boston Chicago Cincinnati Dallas Des Moines Indianapolis New York Pittsburgh San Francisco Topeka Banks/Savings Institutions Credit Unions Insurance Companies CDFIs 779 327 1,229 781 651637 599 419 354 330 282 Total System Members by Year Year Members 2000 7,777 2015 7,238 2025 6,388 Source: S&P Market Intelligence; 10-K Report Data

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Membership Composition – Year End 2025 19 315 70 149 58 7 599 Members Source: FHLB Cincinnati, Call Report Data $1,710 $56 $110 $659 $1 Assets by Charter Type ($B) (excl JPM) Commercial Banks Savings Banks/Thrifts Credit Unions Insurance Companies CDFIs

©2026 FHLB Cincinnati. All rights reserved. 50% 6% 44% Y/E 2021 Member Advance Composition by Charter Type 20 75% 4% 20% Y/E 2025 Member Advance Balances by Charter Type $ in Billions Charter Type Y/E 2021 Y/E 2025 Banks/Thrifts $11.5 $52.8 Credit Unions $1.3 $2.9 Insurance Companies $10.1 $14.3 Total $22.9 $70.1 Percentage of Total Member Advances Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. Mission Asset Activities 21 78% 77% 79% 82% 80% 76% 72% 76% 82% 79% 81% 50% 55% 60% 65% 70% 75% 80% 85% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Percent of Members Participating in at least one Mission Asset Program* Source: FHLB Cincinnati *Mission Asset Programs defined as Advances, LOCs, MPP, and HCI 2015 – 2025 Average: 78%

©2026 FHLB Cincinnati. All rights reserved.22 FHLB Cincinnati: Mission-Related Activity and Investments $34.4 $27.0 $29.4 $33.6 $42.6 $45.1 $50.1 $11.0 $9.3 $7.4 $7.0 $7.0 $7.1 $8.5 $16.2 $28.8 $34.6 $41.3 $47.1 $48.9 $46.5 $47.3 $25.0 $23.0 $67.4 $73.6 $79.5 $70.1 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 Y/E 2025 $ Billions Investments (Book Value) Mortgage Purchase Program (Principal) Letters of Credit (Notional Principal) Advances (Principal) 2019 2020 2021 2022 2023 2024 2025 Total Assets ($B) $93.5 $65.3 $60.6 $108.6 $124.0 $132.3 $129.4 Primary Mission Asset Ratio (Advances and MPP as % of Consolidated Obligations) 69% 75% 69% 73% 76% 75% 72% Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. Advances by Remaining Term to Redemption/Maturity 23 $32.3 $12.1 $11.6 $51.5 $31.6 $32.2 $36.0 $6.5 $3.4 $3.3 $8.9 $28.2 $37.4 $31.8 $3.2 $4.2 $4.7 $4.9 $12.3 $8.6 $1.6 $5.3 $5.3 $3.4 $2.2 $1.6 $1.3 $0.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 $ Billions 1 year or less 1-3 years 3-5 years >5 years Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. Mortgage Loans Held on Balance Sheet by Term* 24 $0.8 $0.7 $0.6 $0.5 $0.5 $0.5 $0.8 $10.2 $8.6 $6.8 $6.5 $6.5 $6.6 $7.7 80 82 63 62 77 73 82 0 10 20 30 40 50 60 70 80 90 $- $2 $4 $6 $8 $10 $12 2019 2020 2021 2022 2023 2024 2025 M em be rs E xe cu tin g O ne o r M or e M DC s $ in B ill io ns *Term defined as original term of loans 15 Yrs or Less 15 - 30 Yrs Members Executing One or More MDCs Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Earnings Benefit Members and the Community Operating Expense ($M) $68 $71 $71 $76 $87 $94 Operating Expense ($M) $68 $71 $71 $76 $87 $94 25 $276 $276 $42 $252 $668 $608 $575 $0 $100 $200 $300 $400 $500 $600 $700 $800 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 Y/E 2025 Net Income ($ Millions) 2019 2020 2021 2022 2023 2024 2025 Average Weighted Avg. Dividend Rate 5.05% 2.23% 2.00% 4.31% 7.60% 9.00% 8.62% 5.54% Return on Average Assets 0.28% 0.31% 0.07% 0.25% 0.49% 0.49% 0.42% 0.33% Return on Average Equity 5.65% 5.78% 1.08% 4.78% 9.63% 9.48% 8.45% 6.41% Avg. Fed Effective Rate 2.16% 0.37% 0.08% 1.69% 5.03% 5.14% 4.21% 2.67% Avg 10 Year Treasury Yield 2.14% 0.89% 1.43% 2.95% 3.96% 4.21% 4.29% 2.84% Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Capital Activity 26 $3,367 $2,641 $2,490 $5,151 $4,846 $4,936 $4,539 $648 $803 $783 $841 $964 $1,024 $1,065 $446 $501 $510 $560 $694 $815 $930 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 Y/E 2025 $ Millions Capital Stock Retained Earnings-Unrestricted Retained Earnings-Restricted 2019 2020 2021 2022 2023 2024 2025 Total Retained Earnings ($Millions) $1,094 $1,304 $1,293 $1,401 $1,658 $1,839 $1,995 Excess Stock ($Millions) $37 $228 $426 $1,215 $594 $391 $354 Retained Earnings as % of Capital 24.6% 33.2% 34.1% 21.5% 25.8% 27.3% 30.5% Capital-to-Assets Ratio: Regulatory 4.79% 6.07% 6.28% 6.05% 5.26% 5.13% 5.06% Restricted Retained Earnings as % of Consolidated Obligations 0.51% 0.84% 0.94% 0.56% 0.60% 0.66% 0.77% Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. 2025 FHLB System Impact 27 Source: Office of Finance; FHLB Cincinnati $632 Million $507 Million $64 Million $40 Million Total Assets FHLB System: $1.25 Trillion FHLB Cincinnati: $129.4 Billion Advances Outstanding FHLB System: $677 Billion FHLB Cincinnati: $70.1 Billion Letters of Credit Outstanding FHLB System: $233 Billion FHLB Cincinnati: $46.5 Billion Mortgage Loans Held FHLB System: $79 Billion FHLB Cincinnati: $8.5 Billion FHLB System FHLB Cincinnati $1.1 Billion $104 Million Statutory Affordable Housing Program Assessment Voluntary Contributions Affordable Housing and Economic Development

©2026 FHLB Cincinnati. All rights reserved. Projected HCI Program Funding for 2026 28 • Affordable Housing Program: $45 Million (Competitive Grant Funding) • Welcome Home: $25 Million (Down Payment Assistance for Low & Moderate Income) • Affordable Rate Program: $15 Million (Income Eligible Loan Purchases) • Carol M. Peterson Housing Fund: $10 Million (Elderly & Special Needs Assistance) • CDFI Advances: $4 Million (Rate Subsidized Advances) • Hundred Homes Initiative: $0.5 Million (Mobile Home Replacement Program) • Disaster Reconstruction Program: Declared Disaster Assistance • Community Investment Program – Discounted Advances • Economic Development Program – Discounted Advances Source: FHLB Cincinnati

©2026 FHLB Cincinnati. All rights reserved. FHFA Leadership & Focus • Director Pulte: Energetic, disruptive, fast-paced leadership style • Primary Focus • Safety and soundness – New targeted/continuous exam approach for 2026 • Rollback of unnecessary regulations • Deemphasized FHLBanks at 100 Report • Streamlined operations with staff reductions • Acted on FHLBank recommendations to better serve members • Housing Supply – Home Ownership - Construction • AHP Modernization 29

©2026 FHLB Cincinnati. All rights reserved. Looking Forward: Our Continuing Priorities 30 • Valued Business Partner • Reliable and Competitive Source of Funding • Source of Innovative Affordable Housing Programs • Quality Service, Technology, and Programs to Meet Member Needs • Engagement on Multiple Fronts (Regulatory – Legislative – Industry – Housing Partners)

©2026 FHLB Cincinnati. All rights reserved. The 2026 Financial Management Conference 31 • August 3-5, 2026 • Cincinnati, OH • Subjects Will Include: o Economic Update o Legislative Update o Asset Liability Management o Leadership Development o Mortgage Market Trends • Cincinnati Reds Game vs The Athletics